                              APPLIED POWER INC.


                             LETTER OF TRANSMITTAL


                           Offer For All Outstanding
           13% Senior Subordinated Notes Due 2009 ("Original Notes")
                             CUSIP No. 00508W AA 4
                                In Exchange For
      Series B 13% Senior Subordinated Notes Due 2009 ("Exchange Notes")
                             CUSIP No. 00508W AB 2
    Which Have Been Registered Under the Securities Act of 1933, As Amended


              Pursuant to the Prospectus dated September 20, 2000


  THE EXCHANGE OFFER AND WITHDRAWAL PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, ON October 25, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE")



          The Exchange Agent (the "Exchange Agent") for the Offer is:


                         BANK ONE TRUST COMPANY, N.A.


                      By Mail, Hand or Overnight Courier:


                         BANK ONE TRUST COMPANY, N.A.
                            One North State Street
                                  Ninth Floor
                         Chicago, Illinois 60670-0126
                             Attention: Exchanges


                          By Facsimile Transmission:
                       (For Eligible Institutions Only)


                                (312) 407-8853


                 For Information or Confirmation by Telephone:


                                (800) 524-9472


  Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

  This Letter of Transmittal is being furnished by Applied Power Inc. (the "Company") in connection with its offer to exchange its 13% Senior Subordinated Notes due 2009 (the "Original Notes"), that were issued and sold in a transaction exempt from registration under the Securities Act under that certain Indenture dated as of August 1, 2000 (the "Indenture") between the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (the "Trustee"), for a like amount of $200 million of its newly issued Series B 13% Senior Subordinated Notes Due 2009 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared and delivered to holders of the Original Notes a prospectus dated September 20, 2000 (the "Prospectus"), which together with this Letter of Transmittal constitute the Company's offer (the "Exchange Offer"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

  For each Original Note accepted for exchange, the holder will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Note will bear interest from the most recent date to which interest has been paid on the Original Notes, or if no interest has been paid, from August 1, 2000. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid, from August 1, 2000. Original Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Original Notes are accepted for exchange will not receive any payment of interest on the Original Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.

  The Exchange Offer will expire at 5:00 p.m., New York City time, on October 25, 2000 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended.

  This Letter of Transmittal is to be completed by a holder (a) if certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), except as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent's account at
DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instructions 1 and 4.

  Holders of Original Notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term "Agent's Message" means, with respect to any tendered Original Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Original Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant.

  Delivery of documents to DTC does not constitute delivery to the Exchange
Agent.

  Please read this entire Letter of Transmittal carefully before completing any box below. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and Letter of Transmittal should be directed to the Exchange Agent at (800) 524-9472 or at its address set forth above.

  Holders who wish to tender their Original Notes must complete Box 1 and Box 2 and complete and sign in Box 4.

                                     Box 1
                           TENDER OF ORIGINAL NOTES

-------------------------------------------------------------------------------
 [_]Check here if certificates representing the tendered Original Notes are enclosed with this Letter of Transmittal.

 [_]Check here if tendered Original Notes are being delivered by book-entry transfer to the account maintained by the Exchange Agent with DTC and complete the following:

 Name of Tendering Institution: ______________________________________________

 Account Number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

 [_]Check here if tendered Original Notes are being delivered pursuant to a Notice of Guaranteed Delivery sent to the Exchange Agent prior to the date hereof and complete the following:

 Name(s) of Registered Owner(s): _____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Eligible Institution which Guaranteed Delivery: _____________________

 If delivered by book-entry transfer, complete the following:

 Account Number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

  List below the Original Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Original Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

                 Box 2 DESCRIPTION OF ORIGINAL NOTES TENDERED
-------------------------------------------------------------------------------

 Name(s) and
Address(es) of
  Registered
  Holder(s)
or Name of DTC
 Participant
     and
Participant's
 DTC Account
  Number in
 which Notes
   are Held
 (Please fill
   in blank
  exactly as
   names(s)
  appear on
certificate(s)                  Tendered Certificates
      )             (Attach Signed Additional List if Necessary)
--------------------------------------------------------------------
                                      Aggregate
                                      Principal
                   Certificate         Amount       Principal Amount
                   Number(s)*        Represented        Tendered*
                                   ---------------------------------
                                   ---------------------------------
                                   ---------------------------------
                                   ---------------------------------
                Total Principal
                     Amount**
--------------------------------------------------------------------

  * DOES NOT need to be completed if Original Notes are tendered by book-entry transfer.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Original Notes represented by tendered certificates. See Instruction 4.

  If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Original Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Original Notes.

    Box 3 SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1 and 2)

--------------------------------------------------------------------------------
   Complete the information in the blanks below this paragraph ONLY if (1) either (a) the Exchange Notes issued in exchange for Original Notes tendered hereby, or (b) Original Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled "Description of Original Notes Tendered" within this Letter of Transmittal, or if (2) either (a) the Exchange Notes that are delivered by book-entry transfer or (b) the Original Notes delivered by book-entry transfer which are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled "Tender of Original Notes."

 Issue Exchange Notes or return unexchanged Original Notes to:

     Name: _______________________________________________________

     Address: ____________________________________________________

     _____________________________________________________________
                               (Include Zip Code)

     _____________________________________________________________
                 (Tax Identification or Social Security Number)

 [_]Credit Exchange Notes or unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below:

     _____________________________________________________________

   Complete the following only if certificates for Exchange Notes or for unexchanged Original Notes are to be sent to someone other than the person named above or to that person at an address other than that shown in Box 2 entitled "Description of Original Notes Tendered."

     Name: _______________________________________________________

     Address: ____________________________________________________

     _____________________________________________________________
                          (Include Zip Code)

     _____________________________________________________________
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned is a holder of 13% Senior Subordinated Notes due 2009 (the "Original Notes") issued by Applied Power Inc. (the "Company") under that certain Indenture dated as of August 1, 2000 (the "Indenture") between the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (the "Trustee").

  The undersigned acknowledges receipt of the Prospectus dated September 20, 2000 (the "Prospectus") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $200 million of its newly issued Series B 13% Senior Subordinated Notes Due 2009 (the "Exchange Notes") that have been registered under the Securities Act for a like amount of its Original Notes, which were issued and sold in a transaction exempt from registration under the Securities Act. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Prospectus.

  The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Original Notes indicated in Box 2 above entitled "Description of Original Notes Tendered" under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Original Notes described in that table). The undersigned acknowledges and agrees that Original Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in and to all of the Original Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Original Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Original Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Original Notes and all evidences of transfer and authenticity to, or transfer ownership of such Original Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Original Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

  If the undersigned is not the registered holder of the Original Notes listed in Box 2 above labeled "Description of Original Notes Tendered" under the column heading "Principal Amount Tendered" or such registered holder's legal representative or attorney-in-fact, then in order to validly exchange, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Original Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, and that when those Original Notes are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and those Original Notes will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby.

  The undersigned acknowledges and agrees that a tender of Original Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Original Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  The undersigned understands that the Offer will expire at 5:00 p.m., New York City time, on October 25, 2000, unless extended by the Company in its sole discretion or earlier terminated (the "Expiration Date").

  No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Original Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

  The undersigned hereby represents and warrants that the undersigned is acquiring the Exchange Notes in the ordinary course of its business; the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; and neither the undersigned nor any other such person is an affiliate of the Company. If the undersigned is a broker-dealer, it acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

  Original Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Exchange Notes as promptly as practicable following acceptance of the tendered Original Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See "The Exchange Offer-- Conditions of the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Original Notes tendered hereby. In that event, the Original Notes not accepted for exchange will be returned to the undersigned at the address shown in Box 2, "Description of Original Notes Tendered," unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions."

  Unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Original Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Original Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Original Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

  In the event that Box 3, "Special Issuance/Delivery Instructions," is completed, the undersigned hereby request(s) that any Original Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Original Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Original Notes, please credit the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Original Notes from the names of the registered holder(s) thereof or to issue any Exchange Notes in the name(s) of anyone other than the name(s) of the Original Notes in respect of which those Exchange Notes are issued, if the Company does not accept for exchange any of the principal amount of such Original Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Original Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

  For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Original Notes (or defectively tendered Original Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

  The undersigned understands that the delivery and surrender of the Original Notes is not effective, and the risk of loss of the Original Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Original Notes will be determined by the Company in its sole discretion, which determination shall be final and binding.

  The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                                     Box 4
                                PLEASE SIGN HERE
                       (To be completed by all tendering
       Holders of Original Notes regardless of whether Original Notes are being physically delivered herewith)

   By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Original Notes listed in Box 2 above labeled "Description of Original Notes Tendered" under the column heading "Principal Amount Tendered" (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Original Notes described in that box).

   This Letter of Transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Original Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Original Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
           Signature of Registered Holder(s) or Authorized Signatory
                       (See guarantee requirement below)

 Dated _____________________________________________________________________

 Name(s) ___________________________________________________________________
                               (Please Print)

 Capacity (full title) _____________________________________________________

 Area Code and Telephone No. _______________________________________________

 Tax Identification or Social Security No. _________________________________

                         Medallion Signature Guarantee
                    (If Required--See Instructions 1 and 2)

 Authorized Signature: _____________________________________________________

 Name of Firm: _____________________________________________________________

                               (Place Seal Here)

                   COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor") (generally, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution")), unless (a) the Original Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Original Notes) that has not completed Box 3 entitled "Special Issuance/Delivery Instructions" in this Letter of Transmittal, or (b) the Original Notes are tendered for the account of an Eligible Institution. If the Original Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Original Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Exchange Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Original Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

  2. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If the registered holders of the Original Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Original Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

  If any of the Original Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Original Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Original Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered holders of the Original Notes tendered hereby, no endorsements of the Original Notes or separate instruments of transfer are required unless Exchange Notes are to be issued or delivered, or Original Notes not tendered or exchanged are to be reissued, to a person other than the registered holders, in which case signatures on the Original Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

  The Letter of Transmittal and Original Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

  If this Letter of Transmittal is signed other than by the registered holders of the Original Notes tendered hereby, such Original Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to consent with respect to those Original Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Original Notes and signatures on those Original Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

  3. Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Original Notes to it, or to its order, pursuant to the Exchange

Offer. If Exchange Notes are to be issued or delivered to, or if Original Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Original Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  4. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Original Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Original Notes are being delivered by book-entry transfer, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

  To validly tender Original Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Original Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Original Notes must comply with the guaranteed delivery procedures set forth below.

  Holders of Original Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Original Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-- Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by an "Eligible Institution" as defined in Instruction1, (b) the Exchange Agent must have received from the Eligible Institution, prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, telegram, facsimile transmission or otherwise), and (c) the certificates for all physically delivered Original Notes in proper form for transfer or Agent's Messages as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  The method of delivery of this Letter of Transmittal, the certificates for Original Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided herein and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Original Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to particular Original Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Original Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Original Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. Withdrawal Rights. Original Notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the person who tendered the Original Notes, (b) identify the Original Notes to be withdrawn (including the certificate number or numbers of any physically delivered Original Notes and the principal amount of the Original Notes), and (c) be signed in the same manner required by the Letter of Transmittal by which the Original Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Original Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder as soon as practicable after withdrawal. Properly withdrawn Original Notes may be retendered on or prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal.

  Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

  6. Substitute Form W-9. Each tendering holder (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange will withhold 31% on all reportable payments, if any, until a TIN is provided to the Exchange Agent.

  7. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to a 31% back-up withholding tax.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on any payment made to a holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer, the Holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

  The holder is required to give the Exchange Agent the TIN (e.g. Social Security number or federal Employer Identification Number) of the registered owner of the Original Notes. If the Original Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                       PAYER'S NAME: Applied Power Inc.

-------------------------------------------------------------------------------
            Part 1--PLEASE PROVIDE             Social Security Number(s)
            YOUR TIN IN THE BOX AT         OR __________________________
            RIGHT AND CERTIFY BY SIGN-
            ING AND DATING BELOW

SUBSTITUTE                                 Employer Identification Number(s)


 Form W-9   ---------------------------------------------------------------
Department  Part 2--Certification--Un-     Part 3--Awaiting TIN  (right
  of the    der penalties of perjury,      arrow)  [_]
 Treasury   I certify that:
 Internal   (1) The number shown on
  Revenue     this form is my correct
  Service     taxpayer identification
              number (or I am waiting
              for a number to be is-
              sued for me), and

   Payer's
   Request
     for
  Taxpayer
Ientificationd
   Number
   ("TIN")
     and
Crtificationse
            (2) I am not subject to
              backup withholding be-
              cause: (a) I am exempt
              from backup withholding,
              or (b) I have not been
              notified by the Internal
              Revenue Service (IRS)
              that I am subject to
              backup withholding as a
              result of a failure to
              report all interest or
              dividends, or (c) the
              IRS has notified me that
              I am no longer subject
              to backup withholding.
            ---------------------------------------------------------------
            Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
            Name _______________________________________________________
            Address ____________________________________________________
                                 (include zip code)

            SIGNATURE _______________________    DATE __________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IM-
      POSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.


           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

 Signature _______________________________________________ Date _________

  In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Original Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                     The Exchange Agent for the Offer is:

                         BANK ONE TRUST COMPANY, N.A.

                      By Mail, Hand or Overnight Courier:

                         BANK ONE TRUST COMPANY, N.A.
                            One North State Street
                                  Ninth Floor
                         Chicago, Illinois 60670-0126
                             Attention: Exchanges

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)

                                (312) 407-8853

                 For Information or Confirmation by Telephone:

                                (800) 524-9472

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER ("TIN") ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Requester.--Social Security Numbers ("SSN") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers ("EIN") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the requester.

--------------------------------------- ---------------------------------------

                              Give name and SSN
For this type of account:     of--
-----------------------------------------------
1.Individual                  The individual
2. Two or more individuals    The actual owner
   (joint account)            of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account(1)
3. Custodian account of a     The minor(2)
   minor (Uniform Gift to
   Minors Act)
4.a. The usual revocable      The grantor-
     savings trust (grantor   trustee(1)
     is also trustee)
b. So-called trust account    The actual
   that is not a legal or     owner(1)
   valid trust under state
   law
5.Sole proprietorship         The owner(3)

For this type of account:      Give the EIN of--
                                        --------
 6.Sole proprietorship         The owner(3)
 7. A valid trust, estate, or  Legal entity(4)
    pension trust
 8. Corporate                  The corporation
 9. Association, club,         The organization
    religious, charitable,
    educational, or other
    tax-exempt organization
10. Partnership                The partnership
11. A broker or registered     The broker or
    nominee                    nominee
12. Account with the           The public entity
    Department of Agriculture
    in the name of a public
    entity (such as a state
    or local government,
    school district, or
    prison) that receives
    agricultural program
    payments

---------------------------------------

                                        ---------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number
If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding include the following:
  . An organization exempt from tax under section 501(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"), an individual retirement ac-count or a custodial account under section 403(b)(7), if the account sat-isfies the requirements of section 401(f)(2).
  . The United States or any agency or instrumentality thereof.
  . A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  . A foreign government or any political subdivision, agency or instrumen-
    tality thereof.
  . An international organization or any agency or instrumentality thereof. Other payees that may be exempt from backup withholding include:
  . A corporation.
  . A financial institution.
  . A dealer in securities or commodities registered in the U.S., the Dis-
    trict of Columbia or a possession of the U.S.
  . A futures commission merchant registered with the Commodity Futures Trad-
    ing Commission.
  . A real estate investment trust.
  . A common trust fund operated by a bank under section 584(a).
  . An entity registered at all times during the tax year under the Invest-
    ment Company Act of 1940.
  . A foreign central bank of issue.
  . A middleman known in the investment community as a nominee or custodian.
  . A trust exempt from tax under section 664 or described in section 4947. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the U.S.
    and which have at least one nonresident alien partner.
  . Payments of patronage dividends where the amount received is not paid in money.
  . Payments made by certain foreign organizations.
  . Section 404(k) payments made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals.
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer. Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  . Mortgage interest paid to you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.
 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding.
 Privacy Act Notice.--Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your Taxpayer Identification Number whether or not you are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.